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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
               CURRENT REPORT ON FORM 8-K DATED NOVEMBER 5, 1999
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):

                                NOVEMBER 5, 1999

                             RAILWORKS CORPORATION
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 0-24639

                DELAWARE                      58-2382378
        (State of incorporation)             (IRS Employer
                                          Identification No.)

         1104 KENILWORTH DRIVE
               SUITE 301
          BALTIMORE, MARYLAND                    21204
(Address of principal executive offices)      (Zip Code)

              Registrant's telephone number, including area code:

                                 (410) 512-0500

         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a) Financial Statements of Businesses Acquired.

     The following audited financial statements of W.T. Byler Co., Inc. ("Byler"), together with a manually signed independent auditor's report thereon, are included as Exhibit 99.2 and are incorporated into this Item 7(a) by this reference:

          (1) Independent Auditors' Report;

          (2) Balance Sheet as of December 31, 1998;

          (3) Statement of Income for the year ended December 31, 1998;

          (4) Statement of Changes in Stockholder's Equity for the year ended December 31, 1998;

          (5) Statement of Cash Flows for the year ended December 31, 1998; and

          (6) Notes to the Financial Statements.

     The following unaudited financial statements of Byler are included as
Exhibit 99.3 and are incorporated into this Item 7(a) by this reference:

          (1) Balance Sheet as of September 30, 1999 and as of December 31, 1998 (audited);

          (2) Statements of Income for the nine months ended September 30, 1999 and 1998;

          (3) Statements of Changes in Stockholder's Equity for the nine months ended September 30, 1999 and 1998; and

          (4) Statements of Cash Flows for the nine months ended September 30, 1999 and 1998.

  (b) Pro Forma Financial Information.

     The unaudited Pro Forma Combined Consolidated Financial Statements of RailWorks Corporation ("RailWorks") for the year ended December 31, 1998 and as of and for the nine months ended September 30, 1999, and the notes thereto, are included as Exhibit 99.4 and are incorporated into this Item 7(b) by this reference.

  (c) Exhibits.

  2.1*     --  Stock Purchase Agreement by and between RailWorks
               Corporation, W.T. Byler Co., Inc. and William Troy Byler
               dated as of October 1, 1999 The Exhibits and Schedules,
               which are referenced in the table of contents and elsewhere in the Stock Purchase Agreement, have been omitted for
               purposes of this filing, but will be furnished to the
               Commission supplementally upon request.
 99.1*     --  Text of Press Release of RailWorks Corporation, dated August
               23, 1999.
 99.2      --  Audited Financial Statements of W.T. Byler Co., Inc.
 99.3      --  Unaudited Interim Financial Statements of W.T. Byler Co.,
               Inc.
 99.4      --  Unaudited Pro Forma Combined Consolidated Financial
               Statements of RailWorks Corporation.

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* previously filed

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAILWORKS CORPORATION

                                          By:    /s/ MICHAEL R. AZARELA
                                            ------------------------------------
                                                     Michael R. Azarela
                                                  Executive Vice President
                                                and Chief Financial Officer
Date: December 15, 1999

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                                 EXHIBIT INDEX

EXHIBIT                                                                      SEQUENTIALLY
  NO.                                    EXHIBIT                             NUMBERED PAGE
-------                                  -------                             -------------
  2.1*     --  Stock Purchase Agreement by and between RailWorks
               Corporation, W.T. Byler Co., Inc. and William Troy Byler
               dated as of October 1, 1999.................................
 99.1*     --  Text of Press Release of RailWorks Corporation, dated August
               23, 1999....................................................
 99.2      --  Audited Financial Statements of W.T. Byler Co., Inc. .......
 99.3      --  Unaudited Interim Financial Statements of W.T. Byler Co.
               Inc. .......................................................
 99.4      --  Unaudited Pro Forma Combined Consolidated Financial
               Statements of RailWorks Corporation.........................

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* previously filed

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